Exhibit 99.2
Westar Energy, Inc.
First Quarter 2014 Earnings
Released May 7, 2014

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended March 31,
	2014	2013	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$192,287	$165,375	$26,912	16.3
Commercial	161,100	147,956	13,144	8.9
Industrial	94,495	90,925	3,570	3.9
Other retail	(8,523)	(3,171)	(5,352)	(168.8)
Total Retail Revenues	439,359	401,085	38,274	9.5
Wholesale	110,613	86,469	24,144	27.9
Transmission	61,466	51,510	9,956	19.3
Other	17,118	7,148	9,970	139.5
Total Revenues	628,556	546,212	82,344	15.1
OPERATING EXPENSES:
Fuel and purchased power	173,839	151,752	22,087	14.6
SPP network transmission costs	51,958	43,796	8,162	18.6
Operating and maintenance	91,790	84,155	7,635	9.1
Depreciation and amortization	70,110	66,846	3,264	4.9
Selling, general and administrative	56,486	48,945	7,541	15.4
Taxes other than income tax	34,832	30,778	4,054	13.2
Total Operating Expenses	479,015	426,272	52,743	12.4
INCOME FROM OPERATIONS	149,541	119,940	29,601	24.7
OTHER INCOME (EXPENSE):
Investment earnings	2,378	4,059	(1,681)	(41.4)
Other income	5,917	3,715	2,202	59.3
Other expense	(5,664)	(5,361)	(303)	(5.7)
Total Other Income	2,631	2,413	218	9.0
Interest expense	46,241	44,284	1,957	4.4
INCOME BEFORE INCOME TAXES	105,931	78,069	27,862	35.7
Income tax expense	34,961	24,813	10,148	40.9
NET INCOME	70,970	53,256	17,714	33.3
Less: Net income attributable to noncontrolling interests	2,015	2,112	(97)	(4.6)
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$68,955	$51,144	$17,811	34.8
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.53	$0.40	$0.13	32.5
Diluted earnings per common share	$0.52	$0.40	$0.12	30.0
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	129,004	127,196	1,808	1.4
Diluted	131,269	127,619	3,650	2.9
DIVIDENDS DECLARED PER COMMON SHARE	$0.35	$0.34	$0.01	2.9
Effective income tax rate	33.00%	31.78%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	March 31, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,065	$4,487
Accounts receivable, net of allowance for doubtful accounts of $7,233 and $4,596, respectively	231,782	250,036
Fuel inventory and supplies	249,687	239,511
Deferred tax assets	38,618	37,954
Prepaid expenses	19,934	15,821
Regulatory assets	134,458	135,408
Other	23,280	23,608
Total Current Assets	706,824	706,825
PROPERTY, PLANT AND EQUIPMENT, NET	7,669,016	7,551,916
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	293,939	296,626
OTHER ASSETS:
Regulatory assets	606,840	620,006
Nuclear decommissioning trust	178,591	175,625
Other	255,249	246,140
Total Other Assets	1,040,680	1,041,771
TOTAL ASSETS	$9,710,459	$9,597,138
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$250,000	$250,000
Current maturities of long-term debt of variable interest entities	28,256	27,479
Short-term debt	178,900	134,600
Accounts payable	191,216	233,351
Accrued dividends	45,075	43,604
Accrued taxes	101,832	69,769
Accrued interest	91,958	80,457
Regulatory liabilities	46,235	35,982
Other	78,435	80,184
Total Current Liabilities	1,011,907	955,426
LONG-TERM LIABILITIES:
Long-term debt, net	2,969,118	2,968,958
Long-term debt of variable interest entities, net	166,791	194,802
Deferred income taxes	1,397,197	1,363,148
Unamortized investment tax credits	191,484	192,265
Regulatory liabilities	297,544	293,574
Accrued employee benefits	327,558	331,558
Asset retirement obligations	171,432	160,682
Other	71,924	68,194
Total Long-Term Liabilities	5,593,048	5,573,181
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 10 and 11)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 128,813,670 shares and 128,254,229 shares, respective to each date	644,068	641,271
Paid-in capital	1,705,254	1,696,727
Retained earnings	748,411	724,776
Total Westar Energy, Inc. Shareholders’ Equity	3,097,733	3,062,774
Noncontrolling Interests	7,771	5,757
Total Equity	3,105,504	3,068,531
TOTAL LIABILITIES AND EQUITY	$9,710,459	$9,597,138

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Three Months Ended March 31,
	2014	2013
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$70,970	$53,256
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	70,110	66,846
Amortization of nuclear fuel	5,966	2,857
Amortization of deferred regulatory gain from sale leaseback	(1,374)	(1,374)
Amortization of corporate-owned life insurance	5,884	3,522
Non-cash compensation	1,796	2,221
Net deferred income taxes and credits	34,787	22,387
Stock-based compensation excess tax benefits	636	(202)
Allowance for equity funds used during construction	(5,006)	(2,746)
Changes in working capital items:
Accounts receivable	16,892	(2,313)
Fuel inventory and supplies	(9,956)	12,180
Prepaid expenses and other	(2,255)	7,641
Accounts payable	1,422	28,214
Accrued taxes	33,428	31,431
Other current liabilities	2,838	(7,251)
Changes in other assets	3,650	(31,259)
Changes in other liabilities	8,524	8,224
Cash Flows from Operating Activities	238,312	193,634
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(218,329)	(181,987)
Purchase of securities - trusts	(2,707)	(32,582)
Sale of securities - trusts	3,745	33,305
Proceeds from investment in corporate-owned life insurance	1,121	79,508
Proceeds from federal grant	—	876
Investment in affiliated company	1,362	—
Other investing activities	(1,230)	240
Cash Flows used in Investing Activities	(216,038)	(100,640)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	44,139	(196,318)
Proceeds from long-term debt	—	246,179
Retirements of long-term debt of variable interest entities	(27,148)	(25,368)
Repayment of capital leases	(755)	(802)
Borrowings against cash surrender value of corporate-owned life insurance	861	—
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(1,040)	(78,655)
Stock-based compensation excess tax benefits	(636)	202
Issuance of common stock	10,317	1,546
Cash dividends paid	(41,591)	(39,964)
Other financing activities	(1,843)	—
Cash Flows used in Financing Activities	(17,696)	(93,180)
NET CHANGE IN CASH AND CASH EQUIVALENTS	4,578	(186)
CASH AND CASH EQUIVALENTS:
Beginning of period	4,487	5,829
End of period	$9,065	$5,643

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
1st Quarter 2014 vs. 2013

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2013 earnings attributable to common stock			$51,144		$0.40

		Favorable/(Unfavorable)

	Retail		38,274	A
	Wholesale		24,144	B
	Transmission		9,956
	Other revenues		9,970	C
	Fuel and purchased power		(22,087)	D
	SPP network transmission costs		(8,162)
	Gross Margin		52,095
	Operating and maintenance		(7,635)	E
	Depreciation and amortization		(3,264)	F
	Selling, general and administrative		(7,541)	G
	Taxes other than income tax		(4,054)	H
	Other income (expense)		218
	Interest expense		(1,957)
	Income tax expense		(10,148)	I
	Net income attributable to noncontrolling interests		97
	Change in shares outstanding	(0.01)

2014 earnings attributable to common stock			$68,955		$0.53

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to a 6% increase in retail MWh sales (see page 5 for changes by customer class; HDD 12% higher than last year and 16% higher than normal

B	Due to a 21% increase in MWh sales (see page 5 for changes by customer class)

C	Due primarily to an increase in energy marketing margins from favorable market conditions -- $10.4M

D	Due primarily to a 9% increase in combined MWh generated and purchased, and a 12% increase in the average cost of MWhs purchased

E	Due primarily to higher costs at Wolf Creek from higher costs incurred during a scheduled outage -- ($5.6M); and higher amortization of refueling outage costs -- ($1.6M)

F	Due principally to property additions

G
Due principally to higher post-retirement and other employee benefits costs due to the restructuring of insurance contracts in 2013 resulting in an increase in 2014 -- ($3.5M); increased allowance for uncollectible accounts -- ($1.5M)

H	Due primarily to higher property tax expense that is largely offset by increased prices -- ($3.3M)

I	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended March 31,
	2014	2013	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$192,287	$165,375	$26,912	16.3
Commercial	161,100	147,956	13,144	8.9
Industrial	94,495	90,925	3,570	3.9
Other retail	3,462	3,198	264	8.3
Provision for rate refunds	(11,985)	(6,369)	(5,616)	(88.2)
Total Retail Revenues	439,359	401,085	38,274	9.5
Tariff-based wholesale	67,894	71,749	(3,855)	(5.4)
Market-based wholesale	42,719	14,720	27,999	190.2
Transmission	61,466	51,510	9,956	19.3
Other	17,118	7,148	9,970	139.5
Total Revenues	$628,556	$546,212	$82,344	15.1

Electricity Sales	(Thousands of MWh)
Residential	1,709	1,543	166	10.8
Commercial	1,760	1,703	57	3.3
Industrial	1,339	1,312	27	2.1
Other retail	21	21	—	—
Total Retail	4,829	4,579	250	5.5
Tariff-based wholesale	1,371	1,479	(108)	(7.3)
Market-based wholesale	1,105	566	539	95.2
Total wholesale	2,476	2,045	431	21.1
Total Electricity Sales	7,305	6,624	681	10.3

	(Dollars per MWh)
Total retail	$90.98	$87.59	$3.39	3.9
Tariff-based wholesale	$49.52	$48.51	$1.01	2.1
Market-based wholesale	$38.66	$26.01	$12.65	48.6

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$138,650	$127,653	$10,997	8.6
Purchased power	39,452	29,016	10,436	36.0
Subtotal	178,102	156,669	21,433	13.7
RECA recovery and other	(4,263)	(4,917)	654	13.3
Total fuel and purchased power expense	$173,839	$151,752	$22,087	14.6

Electricity Supply	(Thousands of MWh)
Generated - Gas	304	350	(46)	(13.1)
Coal	5,181	5,185	(4)	(0.1)
Nuclear	894	454	440	96.9
Wind	114	104	10	9.6
Subtotal electricity generated	6,493	6,093	400	6.6
Purchased	1,045	857	188	21.9
Total Electricity Supply	7,538	6,950	588	8.5

	(Dollars per MWh)
Average cost of fuel used for generation	$21.35	$20.95	$0.40	1.9
Average cost of purchased power	$37.75	$33.86	$3.89	11.5
Average cost of fuel and purchased power	$23.63	$22.54	$1.09	4.8

Degree Days		2013/
	2014	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	—	—	—	nm
Actual compared to 20 year average	—	3	(3)	nm
Heating
Actual compared to last year	2,804	2,510	294	11.7
Actual compared to 20 year average	2,804	2,428	376	15.5
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		March 31, 2014		December 31, 2013
		(Dollars in Thousands)
Current maturities of long-term debt		$250,000		$250,000
Current maturities of long-term debt of VIEs		28,256		27,479
Long-term debt, net		2,969,118		2,968,958
Long-term debt of variable interest entities, net		166,791		194,802
Total long-term debt		3,414,165	52.4%	3,441,239	52.9%
Common equity		3,097,733	47.5%	3,062,774	47.0%
Noncontrolling interests		7,771	0.1%	5,757	0.1%
Total capitalization		$6,519,669	100.0%	$6,509,770	100.0%

GAAP Book value per share		$24.05		$23.88
Period end shares outstanding (in thousands)		128,814		128,254

Outstanding Long-Term Debt

	CUSIP	March 31, 2014		December 31, 2013
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	250,000		250,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
		2,250,000		2,250,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,325,500		2,325,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
		625,000		625,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	108,600		108,600
5.3% Series due June 2031	933623BR0	18,900		18,900
4.85% Series due June 2031	121825CB7	50,000		50,000
5.0% Series due June 2031	121825CF8	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		273,940		273,940
Total KGE		898,940		898,940

Total long-term debt		3,224,440		3,224,440
Unamortized debt discount		(5,322)		(5,482)
Long-term debt due within one year		(250,000)		(250,000)
Total long-term debt, net		$2,969,118		$2,968,958

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three months ended March 31, 2014 and 2013 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended March 31,
	2014	2013	Change
	(Dollars in Thousands)
Revenues	$628,556	$546,212	$82,344
Less: Fuel and purchased power expense	173,839	151,752	22,087
SPP network transmission costs	51,958	43,796	8,162
Gross Margin	$402,759	$350,664	$52,095

Gross margin	$402,759	$350,664	$52,095
Less: Operating and maintenance expense	91,790	84,155	7,635
Depreciation and amortization expense	70,110	66,846	3,264
Selling, general and administrative expense	56,486	48,945	7,541
Taxes other than income tax	34,832	30,778	4,054
Income from operations	$149,541	$119,940	$29,601

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 should be read in conjunction with this financial information.

2014 Earnings Guidance
May Update

2014 EPS guidance range                            $2.30 - $2.45

Updated key drivers and planning assumptions:

•	Retail MWh sales up 50 - 100 bp

•	Modest annualized price adjustments

◦	~$31 million 2012 abbreviated rate case, effective December 2013

◦	~$44 million transmission formula rate and companion TDC, net of SPP network costs

◦	~$11 million environmental cost recovery rider

•	Normal weather and energy marketing activity remainder of the year

•	~6% increase in combined O&M and SG&A expenses excluding SPP network costs and property tax that have revenue offsets

◦	~10% increase top line operating expense excluding fuel and depreciation

•	~4 - 5% increase in depreciation expense

•	COLI proceeds ~$14 million

•	Higher equity AFUDC ~$2 million

•	Higher interest expense ~$5 million

•	Effective tax rate 32-34%

•	Financing:

◦	No additional equity sales

▪	Settle 3 million forward shares already priced under ATM for yearend average annual outstanding count ~130 million

◦	No additional debt issuance anticipated

▪	Refinance $177.5 million of pollution control bonds in June

▪	Refinance $250 million first mortgage bond due July

Forward-looking statements: Certain matters discussed in this document are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “driver,” “assumption,” “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2013 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed May 7, 2014, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

May 7, 2014